COLONIAL HIGH YIELD MUNICIPAL FUND   ANNUAL REPORT

November 30, 1999

                               [GRAPHIC CAPITAL]

President's Message

Dear Shareholder:

The U.S. bond market continued to show negative returns during the past year, as interest rates across the board rose steadily throughout the 12-month period. The rise in bond yields over the past year has come primarily in response to continued economic strength in the U.S. and a dramatic recovery in the economies of Southeast Asia and Japan. This growth has caused concern among bond investors that inflation could potentially begin to increase if the economy becomes "overheated."

In the bond market, rising interest rates can hurt performance because as rates rise, prices fall. During the period, the Fund's performance was affected not only by the general decline in the bond market, but also by unforeseen disappointments with certain holdings and strategies we undertook to help the Fund improve its returns over the long term. The holdings that experienced difficulties have been sold, and we believe the Fund is positioned well for the economic environment that we are forecasting for the coming year.

In the pages that follow, the Fund's portfolio manager will provide more specific information about its performance and the strategies employed during the fiscal year. As always, thank you for choosing Liberty Funds, and for giving us the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen E. Gibson
-------------------------------

Stephen E. Gibson
January 12, 2000


Because market and economic conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Not FDIC Insured
May Lose Value
No Bank Guarantee

Highlights

-    RISING RATES MADE FOR A CHALLENGING YEAR IN THE BOND MARKET

     During the 12-month period, short-, intermediate- and long-term interest rates rose dramatically. These increases significantly affected bond performance in every sector because bond prices move in the opposite direction of yields. Municipal bonds were no exception, although their declines were stemmed somewhat by a reduction in supply.

-    MUNICIPALS OUTPERFORMED TREASURY BONDS DURING THE PERIOD

     Municipal bonds were slightly undervalued at the start of the period, although they gained value relative to Treasury bonds during the year. The yield on the 30-year AAA-rated general obligation (GO) bond -- a benchmark of municipal bond market performance -- rose from 4.82% on November 30, 1998 to 5.73% on November 30, 1999.

-    INDEX PERFORMANCE REFLECTED THE DIFFICULT MARKET ENVIRONMENT

     The declines in the Fund and the Lehman Brothers Municipal Bond Index reflect the difficult conditions in the bond market during the past year.


     TOTAL RETURN FOR THE LEHMAN BROTHERS
     MUNICIPAL BOND INDEX, 11/30/98 - 11/30/99


11/30/98                                                                10000
12/31/98                                                                10025
 1/31/99                                                                10144
 2/28/99                                                                10100
 3/31/99                                                                10114
 4/30/99                                                                10139
 5/31/99                                                                10080
 6/30/99                                                                 9935
 7/31/99                                                                 9971
 8/31/99                                                                 9891
 9/30/99                                                                 9895
10/31/99                                                                 9788
11/30/99                                                                 9892



12-MONTH CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 11/30/1999


                                                       WITHOUT          WITH
                                                        SALES           SALES
                                                       CHARGE          CHARGE
--------------------------------------------------------------------------------
Class A                                               (4.36)%        (8.90)%
--------------------------------------------------------------------------------
Class B                                               (5.08)%        (9.61)%
--------------------------------------------------------------------------------
Class C(1)                                            (4.94)%        (5.84)%
--------------------------------------------------------------------------------

1 Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

NET ASSET VALUE PER SHARE AS OF 11/30/1999

Class A                                                                $   9.59
--------------------------------------------------------------------------------
Class B                                                                $   9.59
--------------------------------------------------------------------------------
Class C                                                                $   9.59
--------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED FROM 12/1/1998 TO 11/30/1999(2)

Class A                                                              $    0.545
--------------------------------------------------------------------------------
Class B                                                              $    0.469
--------------------------------------------------------------------------------
Class C                                                              $    0.484
--------------------------------------------------------------------------------


2 A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S REPORT

FUND PERFORMANCE AFFECTED BY HOLDINGS AND INCREASED LEVERAGE

For the 12-month period ended November 30, 1999 the Fund's Class A shares had a total return of negative 4.36%, without a sales charge. By comparison, the Lipper High Yield Municipal Debt Funds category had an average total return of negative 2.55% for the same period.(1) In addition to a difficult market environment, the Fund's performance was hurt by a couple of factors. First, a few of the Fund's holdings had trouble making payments and were on "non-accrual" status. Second, to enhance the Fund's yield, we employed a leveraging strategy. While the yield was enhanced as planned, this strategy hurt the Fund's price performance when the bond market declined.

CERTAIN PROBLEMATIC HOLDINGS HAVE BEEN SOLD

There were two primary holdings that experienced difficulty during the year and caused the Fund's net asset value to decline. The first was Woodlands, a health care facility in Clayton, Georgia, that failed to make payment on its bonds. The value of the Woodlands holding continued to decline during the period as additional financial and operational problems arose while the facility was being sold. Those bonds are no longer held by the Fund. The other bond was Indiantown Cogeneration, an independent power producer in Florida, which had legal and contractual problems that impacted its market valuation. The Fund sold this position in May.

EXPLANATION OF LEVERAGE -- POSITIONING THE FUND FOR LONG-TERM PERFORMANCE

In the past six months, we increased the Fund's investment in "inverse floaters," a yield-enhancing investment, representing a significant change in the past six months. Inverse floaters are investment instruments that are designed to enhance the Fund's yield. These securities have risks, however. For example, they typically lose more value than a bond of similar maturity in a rising interest rate environment. This hurt the Fund's performance in the past year, when interest rates rose dramatically. Nevertheless, we believe we are now in an environment that favors this type of investment. Moreover, since our outlook suggests rates will remain relatively stable next year, we believe these investments can help the Fund's performance if our forecast holds true. If short-term rates rise significantly, the yields and prices on these securities are likely to drop.

SEC YIELDS ON 11/30/1999

Class A                                                                 5.47%
--------------------------------------------------------------------------------
Class B                                                                 4.98%
--------------------------------------------------------------------------------
Class C                                                                 5.14%
--------------------------------------------------------------------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.88% for Class C shares.

TAXABLE-EQUIVALENT SEC YIELDS ON 11/30/1999

Class A                                                                   9.06%
--------------------------------------------------------------------------------
Class B                                                                   8.25%
--------------------------------------------------------------------------------
Class C                                                                   8.51%
--------------------------------------------------------------------------------

Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.


BOUGHT

HOLY FAMILY CATHOLIC HIGH SCHOOL, VICTORIA, MINNESOTA (0.5% of net assets) is a non-rated bond that has many attractive features. As a non-rated bond, it pays a higher yield, but the payments have been guaranteed by the Archdiocese of Minneapolis/ St. Paul. The proceeds will pay for a new Catholic high school, for which there is significant demand in the Minneapolis/ St. Paul metropolitan area.


1 Lipper, Inc., a widely respected data provider for the industry, calculates an average total return for mutual funds with similar objectives as the Fund.

OUTLOOK FOR 2000

Despite the continued expansion of the U.S. economy and the tight labor market that has existed for the past few years, inflation has been kept at bay because of significant increases in productivity driven by technological advances. We believe that this productivity rise, along with the Fed's rate increases (which have a slowing effect on economic growth), may have a positive impact on bonds over the long term by keeping inflation under control.

Our longer-term outlook is for interest rates to stabilize. We believe that the increases in interest rates in the past year will begin to have an effect on economic growth as we go into next year. Many companies do not have the ability to raise prices because of competition from overseas. The efficiencies that companies and consumers have derived from the Internet and technology continue to have a major impact on productivity. In the near-term, the economy looks as though it will remain fairly strong. Whatever the economy does, however, we will continue to work on structuring the portfolio, while leaving some room to make adjustments as conditions change.


/s/ Maureen Newman

Maureen Newman

Maureen Newman is portfolio manager of Colonial High Yield Municipal Fund and a senior vice president of Colonial Management Associates, Inc. (CMA).

QUALITY BREAKDOWN AS OF 11/30/1999

AAA                                                                        13.3%
--------------------------------------------------------------------------------
AA                                                                          3.3%
--------------------------------------------------------------------------------
A                                                                           1.0%
--------------------------------------------------------------------------------
BBB                                                                        23.5%
--------------------------------------------------------------------------------
BB                                                                          3.4%
--------------------------------------------------------------------------------
CC                                                                          1.1%
--------------------------------------------------------------------------------
Non-rated                                                                  52.5%
--------------------------------------------------------------------------------
Cash equivalents                                                            1.9%
--------------------------------------------------------------------------------

MATURITY BREAKDOWN

0-1 year                                                                    0.5%
--------------------------------------------------------------------------------
1-3 years                                                                   0.5%
--------------------------------------------------------------------------------
3-5                                                                         2.0%
--------------------------------------------------------------------------------
5-7                                                                         0.8%
--------------------------------------------------------------------------------
7-10                                                                        4.4%
--------------------------------------------------------------------------------
10-15                                                                       9.7%
--------------------------------------------------------------------------------
15-20                                                                      23.2%
--------------------------------------------------------------------------------
20-25                                                                      25.1%
--------------------------------------------------------------------------------
25+                                                                        31.9%
--------------------------------------------------------------------------------
Cash equivalents                                                            1.9%
--------------------------------------------------------------------------------

Quality and maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the Quality Breakdowns represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and maturity breakdowns in the future.


BOUGHT

STONEYBROOK COMMUNITY DEVELOPMENT DISTRICT, FLORIDA (0.5% of net assets) is a new housing project that is being developed by U.S. Homes, one of the largest developers in the nation. The construction is going very well, and there is tremendous demand for the homes. We believe these bonds represent a good credit risk, and they provide an attractive yield due to their non-rated status.


By increasing the Fund's duration, inverse floaters can increase the Fund's sensitivity to changes in interest rates and, by paying a short-term variable rate to other investors, can increase the potential for volatility in the dividend rate. However, we employ certain hedging techniques that are designed to reduce these risks.

The Fund involves certain risks such as credit risks associated with lower-rated bonds and changes in interest rates. High-yield municipal bond investing carries increased credit risks.

FUND HIGHLIGHTS

       CHANGE IN VALUE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM
                             6/30/1992 - 11/30/1999

                                                     Without             With
                                                     sales              sales
                                                     charge             charge
--------------------------------------------------------------------------------
Class A                                             $14,894            $14,187
--------------------------------------------------------------------------------
Class B                                             $14,318            $14,318
--------------------------------------------------------------------------------
Class C                                             $14,369            $14,369
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION

COLONIAL HIGH YIELD MUNICIPAL FUND INVESTMENT PERFORMANCE VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES FROM 6/30/92 TO 11/30/99

                                     Liberty          Liberty          Lehman
                                   Municipal A     Municipal A        Municipal
                                   Without Load      With Load         Bond IX
                                   ------------      ---------         -------
 6/30/92                              10000             9525            10000
 7/31/92                              10251             9764            10300
 8/31/92                              10194             9709            10200
 9/30/92                              10226             9740            10266
10/31/92                              10180             9697            10166
11/30/92                              10263             9775            10348
12/31/92                              10367             9875            10453
 1/31/93                              10432             9936            10575
 2/28/93                              10651            10145            10957
 3/31/93                              10623            10118            10841
 4/30/93                              10709            10200            10951
 5/31/93                              10743            10233            11012
 6/30/93                              10872            10356            11196
 7/31/93                              10907            10389            11210
 8/31/93                              11101            10574            11444
 9/30/93                              11200            10668            11574
10/31/93                              11236            10702            11596
11/30/93                              11185            10654            11494
12/31/93                              11260            10725            11737
 1/31/94                              11368            10828            11870
 2/28/94                              11225            10692            11563
 3/31/94                              10849            10334            11092
 4/30/94                              10825            10311            11187
 5/31/94                              10901            10383            11284
 6/30/94                              10921            10402            11215
 7/31/94                              11076            10550            11420
 8/31/94                              11096            10568            11460
 9/30/94                              11015            10491            11292
10/31/94                              10894            10377            11091
11/30/94                              10739            10229            10890
12/31/94                              10895            10378            11130
 1/31/95                              11157            10627            11448
 2/28/95                              11431            10888            11781
 3/31/95                              11567            11018            11917
 4/30/95                              11586            11036            11931
 5/31/95                              11901            11336            12312
 6/30/95                              11873            11309            12204
 7/31/95                              11951            11383            12320
 8/31/95                              12066            11493            12477
 9/30/95                              12194            11614            12555
10/31/95                              12370            11783            12737
11/30/95                              12597            11998            12949
12/31/95                              12739            12134            13073
 1/31/96                              12795            12187            13173
 2/29/96                              12752            12146            13083
 3/31/96                              12605            12006            12916
 4/30/96                              12609            12010            12879
 5/31/96                              12613            12013            12874
 6/30/96                              12744            12138            13015
 7/31/96                              12811            12203            13132
 8/31/96                              12854            12243            13129
 9/30/96                              13000            12383            13313
10/31/96                              13147            12522            13463
11/30/96                              13334            12700            13710
12/31/96                              13311            12679            13652
 1/31/97                              13342            12708            13678
 2/28/97                              13475            12835            13804
 3/31/97                              13369            12734            13620
 4/30/97                              13449            12810            13735
 5/31/97                              13610            12964            13942
 6/30/97                              13772            13118            14091
 7/31/97                              14098            13429            14482
 8/31/97                              14029            13363            14345
 9/30/97                              14192            13518            14516
10/31/97                              14300            13621            14609
11/30/97                              14393            13709            14695
12/31/97                              14641            13945            14910
 1/31/98                              14847            14142            15063
 2/28/98                              14857            14152            15068
 3/31/98                              14868            14162            15081
 4/30/98                              14822            14118            15014
 5/31/98                              15032            14318            15251
 6/30/98                              15142            14423            15310
 7/31/98                              15177            14456            15349
 8/31/98                              15404            14673            15586
 9/30/98                              15558            14819            15781
10/31/98                              15496            14760            15781
11/30/98                              15561            14822            15837
12/31/98                              15606            14865            15876
 1/31/99                              15700            14954            16065
 2/28/99                              15601            14860            15994
 3/31/99                              15631            14888            16017
 4/30/99                              15684            14939            16057
 5/31/99                              15605            14864            15964
 6/30/99                              15415            14683            15734
 7/31/99                              15438            14705            15790
 8/31/99                              15231            14508            15664
 9/30/99                              15160            14440            15670
10/31/99                              14784            14082            15501
11/30/99                              14894            14187            15665

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/1999

Share Class                A                       B                        C
Inception Date         9/1/1994                6/8/1992                 8/1/1997
-------------------------------------------------------------------------------------
                 w/o sales  with sales   w/o sales with sales     w/o sales with sales
                  charge      charge      charge     charge        charge     charge
-------------------------------------------------------------------------------------
 One year        (4.36)%     (8.90)%      (5.08)%    (9.61)%       (4.94)%    (5.84)%
------------------------------------------------------------------------------------
 Five years       6.74        5.71         5.94       5.63          6.02       6.02
-----------------------------------------------------------------------------------
 Life of Fund     5.63        4.94         5.07       5.07          5.12       5.12
-----------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/1999

Share Class                A                       B                        C
--------------------------------------------------------------------------------------
                 w/o sales  with sales   w/o sales with sales     w/o sales with sales
                  charge      charge      charge     charge        charge     charge
--------------------------------------------------------------------------------------
 One year         (2.55)%     (7.18)%      (3.28)%    (7.90)%       (3.14)%    (4.06)%
------------------------------------------------------------------------------------
 Five years        6.60        5.57         5.80       5.48          5.87       5.87
------------------------------------------------------------------------------------
 Life of fund      6.03        5.32         5.47       5.47          5.52       5.52
------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A and C share (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing Fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and the newer class shares.

INVESTMENT PORTFOLIO
NOVEMBER 30, 1999
(IN THOUSANDS)

MUNICIPAL BONDS (98.9%)                                      PAR          VALUE
-------------------------------------------------------------------------------
EDUCATION (2.4%)
EDUCATION (1.7%)
CA Statewide Communities
  Development Authority, Crossroads
  School for Arts & Sciences,
  Series 1998,
    6.000% 8/1/28 (a)(b)                                     $1,180       $1,104
MA Industrial Finance Agency,
  St. John's High School,
  Series 1998,
    5.350% 6/1/28                                               400          341
MI Southfield Economic Development
  Corp., Lawrence University,
  Series 1998 A,
    5.400% 2/1/18                                               750          664
MN Victoria,
  Holy Family Catholic High School,
  Series 1999 A,
    5.875% 9/1/29                                             1,000          914
                                                                          ------
                                                                           3,023
                                                                          ------
STUDENT LOAN (0.7%)
OH Cincinnati Student Loan
  Funding Corp., Series B,
    6.750% 1/1/07                                             1,225        1,216
                                                                          ------
--------------------------------------------------------------------------------
HEALTHCARE (27.3%)
CONGREGATE CARE RETIREMENT (4.6%)
FL Lee County Industrial Development
  Authority, Shell Point Village Project,
  Series 1999 A,
    5.500% 11/1/29                                              250          207
KY Economic Development
  Finance Authority, Christian
  Church Homes of Kentucky, Inc.,
  Series 1998,
    5.500% 11/15/30                                             530          440
MA Boston Industrial Development
  Finance Authority, Springhouse, Inc.,
  Series 1988,
    5.875% 7/1/20                                               500          434
MA Development Finance
  Agency, Series 1999 A,
    5.625% 7/1/15                                               250          223
MI Strategic Fund,
  Holland Home,
  Series 1998,
    5.750% 11/15/28                                             400          329
MN Columbia Heights,
  Crest View Corp.,
  Series 1998,
    6.000% 3/1/33                                               740          660

NH Higher Educational &
  Health Facilities Authority, Rivermead
  at Peterborough, Series 1998:
    5.625% 7/1/18                                            $  500       $  439
    5.750% 7/1/28                                               665          572
PA Philadelphia Authority for
  Industrial Development,
  Baptist Home of Philadelphia,
  Series 1998 A:
    5.500% 11/15/18                                             530          464
    5.600% 11/15/28                                             860          733
TN Metropolitan Government,
  Nashville & Davidson County,
  Blakeford at Green Hills, Series 1998,
    5.650% 7/1/24                                               575          492
TX Abilene Health Facilities
  Development Corp., Sears Methodist
  Retirement Obligation Group:
  Series 1998 A,
    5.900% 11/15/25                                           1,000          883
  Series 1999,
    5.875% 11/15/18                                             500          450
WI Health & Educational Facilities
  Authority:
  Attic Angel Obligated Group,
    5.750% 11/15/27                                             875          758
  Clement Manor, Series 1998,
    5.750% 8/15/24                                              450          395
  United Lutheran Program for
  Aging, Inc.,
    5.700% 3/1/28                                               750          660
                                                                          ------
                                                                           8,139
                                                                          ------
HEALTH SERVICES (0.4%)
IL Health Facilities Authority,
  Midwest Physician Group Ltd.,
  Series 1998,
    5.500% 11/15/19                                              90           76
MA Development Finance Agency,
  Boston Biomedical Research Institute,
  Series 1999:
    5.650% 2/1/19                                               120          106
    5.750% 2/1/29                                               550          474
                                                                          ------
                                                                             656
                                                                          ------
HOSPITALS (12.8%)
AL Alabama Special Care Facilities
  Authority, Montgomery Healthcare,
  Series 1989,
    11.000% 10/1/19 (c)                                         295          162

See notes to financial statements.


MUNICIPAL (BONDS CONTINUED)                                  PAR          VALUE
-------------------------------------------------------------------------------
HOSPITALS (CONTINUED)
CO La Junta, Arkansas Valley
  Regional Medical Center
  Series 1999,
    6.100% 4/1/24                                            $  500       $  453
CO Health Care Facilities
  Authority, National Jewish
  Medical & Research Center,
  Series 1998,
    5.375% 1/1/23                                               830          693
GA Baldwin County Hospital
  Authority,  Oconee Regional Medical
  Center, Series 1998,
    5.450% 12/1/16                                              500          450
GA Forsyth County Hospital Authority
  Georgia Baptist Healthcare System,
  Series 1998,
    6.000% 10/1/08                                            1,000          939
IL Health Facilities Authority,
   Thorek Hospital & Medical Center,
    5.375% 8/15/28                                              500          410
IL Southwestern Illinois Development
  Authority, Anderson Hospital,
  Series 1999,
    5.375% 8/15/15                                              500          432
IN Health Facilities Financing
  Authority, Riverview Hospital,
  Series 1999,
    5.500% 8/1/24                                               275          234
MI Dickinson County Health,
  Series 1999,
    5.800% 11/1/24                                              800          700
MI Flint Hospital Building Authority,
  Hurley Medical Center,
  Series 1998 A,
    5.375% 7/1/20                                               625          530
MI Hospital Finance Authority,
  Detroit Medical Center,
  Series 1998 A,
    5.250% 8/15/28                                              600          462
MN Washington County Housing &
  Redevelopment Authority,
  Healtheast, Inc., Series 1998,
    5.250% 11/15/12                                           1,250        1,058
MS Business Finance Corp.,
  Medical Foundation, Inc., Series 1998,
    5.625% 7/1/23                                             1,150          983
NC Medical Care Commission,
  Stanly Memorial Hospital,
  Series 1999,
    6.375% 10/1/29                                            1,000          997

NH Higher Educational &
  Health Facilities Authority,
  Littleton Hospital Association, Inc.:
    5.900% 5/1/18                                           $  500       $   446
    5.900% 5/1/28                                              675           580
OH Belmont County, East Ohio
  Regional Hospital, Series 1998,
    5.700% 1/1/13 (b)                                        1,500         1,327
OH Franklin County, Doctors
  OhioHealth Corp., Series 1998 A,
    5.600% 12/1/28                                           1,600         1,340
OH Highland County Joint Township
  Hospital District, Series 1999,
    6.750% 12/1/29                                             750           710
OH Miami County, Upper Valley
  Medical Center, Inc.:
  Series 1996 A,
    6.250% 5/15/16                                             500           476
  Series 1996 C,
    6.250% 5/15/13                                             495           474
OH Sandusky County,
  Series 1998,
    5.150% 1/1/10                                              250           236
PA Allegheny County Hospital
  Development, Ohio Valley General
  Hospital, Series 1998 A,
    5.450% 1/1/28 (b)                                        1,550         1,309
PA Pottsville Hospital Authority,
  Pottsville Hospital & Warne Clinic,
  Series 1998,
    5.625% 7/1/24                                            1,000           852
TX Harris Count Health Facilities
  Development Authority,
  Series 1999,
    7.101% 7/1/19                                            5,000         4,275
TX Lufkin Health Facilities
  Development Corp., Memorial Health
  Systems of East Texas,
  Series 1998,
    5.700% 2/15/28                                             750           646
TX Richardson Hospital Authority,
  Baylor Richardson Medical Center,
  Series 1998,
    5.625% 12/1/28                                             600           507
VT Educational & Health Buildings
  Authority Finance Agency:
  Brattleboro Memorial Hospital,
    5.375% 3/1/28                                              750           622
  Springfield Hospital, Series A,
    7.750% 1/1/13                                              425           460
                                                                          ------
                                                                          22,763
                                                                          ------

See notes to financial statements.

November 30, 1999
(In thousands)


MUNICIPAL (BONDS CONTINUED)                                  PAR          VALUE
-------------------------------------------------------------------------------
INTERMEDIATE CARE FACILITIES (1.6%)
IN Health Facilities Financing
  Authority, Hoosier Care, Inc.,
  Series 1999 A,
    7.125% 6/1/34                                            $1,095       $1,022
PA Economic Development
  Financing Authority, Northwestern
  Human Services, Inc.,
  Series 1998 A,
    5.250% 6/1/14                                             2,150        1,914
                                                                          ------
                                                                           2,936
                                                                          ------
NURSING HOMES (7.9%)
AK Juneau, St. Ann's Care Center,
  Series 1999,
    6.875% 12/1/25                                              600          564
CO Health Facilities Authority,
  Volunteers of America Care
  Facilities, Inc.:
  Series 1998 A:
    5.450% 7/1/08                                               250          236
    5.750% 7/1/20                                               700          616
  Series 1999 A,
    6.000% 7/1/29                                               520          461
DE Economic Development
  Authority, Churchman Village Project,
  Series 1994 A,
    10.000% 3/1/21                                              730          868
DE Sussex County, Healthcare Facility,
  Delaware Health Corp.,
  Series 1994-A,
    7.600% 1/1/24                                               990          999
FL Gadsden County Industrial
  Development Authority, Florida
  Properties, Inc., Series 1988 A,
    10.450% 10/1/18                                             330          332
IA Finance Authority,
  Care Initiatives Project:
  Series 1996,
    9.250% 7/1/25                                               500          624
  Series 1998 B:
    5.750% 7/1/18                                               600          544
    5.750% 7/1/28                                             1,475        1,302
IN Health Facilities Financing
  Authority, Metro Health Indiana, Inc.,
  Series 1998,
    6.400% 12/1/33                                            1,000          887
MA Development Finance Agency:
  Alliance Health Care Facilities,
  Series 1999,
    7.100% 7/1/32                                             1,000          961
  GF/Massachusetts, Inc., Series 1994,
    8.300% 7/1/23                                               970        1,042

MI Cheboygan County Economic
  Development Corp., Metro Health
  Foundation Project, Series 1993,
    10.000% 11/1/22 (c)                                     $  600       $   480
MN Minneapolis, Walker Methodist
  Senior Services Group, Series 1998 A,
    6.000% 11/15/28 (d)                                        250           215
MN New Hope, North Ridge Care
  Center, Inc., Series 1999,
    5.875% 3/1/29                                              500           434
MN Sartell, Foundation for Healthcare,
  Series 1999 A,
    6.625% 9/1/29                                            1,000           917
NJ Economic Development Authority,
  Geriatric and Medical Service, Inc.,
  Series A,
    10.500% 5/1/04                                              70            71
PA Chester County Industrial
  Development, Pennsylvania Nursing
  Home, Inc.,  Series 1989,
    10.125% 5/1/19 (c)                                         434           326
PA Delaware County Authority, Main
  Line and Haverford Nursing, Series 1992,
    9.000% 8/1/22                                               50            54
PA Lackawanna County Industrial
  Authority, Greenridge Nursing Center,
    10.500% 12/1/10                                            175           185
PA Luzerne County Industrial
  Development Authority,
  Millville Nursing Center,
    10.500% 12/1/12                                            210           220
TX Kirbyville Health Facilities
  Development Corp., Heartway III
  Project:
  Series 1997 A,
    10.000% 3/20/18                                            581           543
  Series 1997 B,
    (e) 3/20/04                                                100            58
WA Kitsap County Housing Authority,
  Martha & Mary Nursing Home,
    7.100% 2/20/36                                           1,000         1,101
                                                                          ------
                                                                          14,040
                                                                          ------
--------------------------------------------------------------------------------
HOUSING (18.5%)
ASSISTED LIVING/SENIOR (7.1%)
CA Abag Finance Authority for
  Nonprofit Corps., Eskaton Gold
  River Lodge, Series 1998:
    6.375% 11/15/15 (f)                                        750           707
    6.375% 11/15/28 (g)                                        550           500

See notes to financial statements.


MUNICIPAL (BONDS CONTINUED)                                  PAR          VALUE
-------------------------------------------------------------------------------
ASSISTED LIVING/SENIOR (CONTINUED)
DE Kent County, Heritage at Dover,
  Series 1999,
    7.625% 1/1/30                                           $1,000       $   994
GA Columbus Housing Authority,
  The Gardens at Calvary, Series 1999,
    7.000% 11/15/29                                          1,000           949
IL Clarendon Hills Residential
  Facilities, Churchill Estate,
  Series 1998 A:
    6.750% 3/1/31                                            1,365         1,266
    6.750% 3/1/24                                            1,050           979
IL Development Finance
  Authority, Care Institute, Inc.,
    8.250% 6/1/25                                            2,000         2,165
MN Roseville, Care Institute, Inc.,
  Series 1993,
    7.750% 11/1/23                                           1,270         1,187
NC Medical Care Commission,
  DePaul Community Facilities Project,
  Series 1999,
    7.625% 11/1/29 (h)                                         750           750
NY Glen Cove Housing Authority,
    8.250% 10/1/26                                           2,000         2,165
TX Bell County Health Facilities
  Development Corp., Care
  Institutions, Inc.,
    9.000% 11/1/24 (b)                                       1,000         1,096
                                                                          ------
                                                                          12,758
                                                                          ------
MULTI-FAMILY (7.4%)
DE Wilmington, Electra Arms
  Senior Association Project,
    6.250% 6/1/28                                            1,000           883
GA Clayton County Housing
  Authority, Magnolia Park
  Apartments, Series 1999 A,
    6.250% 6/1/30 (b)                                          750           691
MN Lakeville, Southfork Apartment
  Project, Series 1989 A,
    9.875% 2/1/20                                              700           700
MN Washington County Housing &
  Redevelopment Authority,
  Cottages of Aspen, Series 1992,
    9.250% 6/1/22                                              490           519
MN White Bear Lake, Birch Lake
  Townhomes Project, Series 1989 A,
    9.750% 7/15/19                                             750           750
NC Eastern Carolina Regional Housing
  Authority, New River Apartments-
  Jacksonville, Series 1994,
    8.250% 9/1/14                                            1,335         1,378

Resolution Trust Corp., Pass Through
  Certificates, Series 1993-A,
    9.250% 12/1/16 (d)                                      $4,248       $ 4,284
SC State Housing Finance and
  Development, Multi-Family Housing
  Finance Revenue, Westbridge
  Apartments, Series A,
    9.500% 9/1/20                                              600           598
TN Franklin Industrial Board, Landings
  Apartment Project, Series 1996 B,
    8.750% 4/1/27                                            1,745         1,797
TX Galveston Health Facilities Center,
  Driftwood Apartments,
    8.000% 8/1/23                                            1,000         1,026
VA Alexandria Redevelopment &
  Housing Authority, Courthouse
   Commons Apartments, Series 1990 A,
    10.000% 1/1/21                                             500           490
                                                                          ------
                                                                          13,116
                                                                          ------
SINGLE FAMILY (4.0%)
CO Housing Finance Authority:
  Series D-1,
    7.375% 6/1/26 (b)                                        1,410         1,492
  Series 1997 A-2,
    7.250% 5/1/27 (b)                                          800           859
MO Housing Development
  Commission, Series C,
    7.250% 9/1/26                                            2,195         2,349
PA Housing Finance Agency,
  Series 1994-42,
    6.850% 4/1/25 (b)                                        2,435         2,527
                                                                          ------
                                                                           7,227
                                                                          ------
--------------------------------------------------------------------------------
INDUSTRIAL (11.0%)
CHEMICALS (1.9%)
WY Sweetwater County,
  FMC Corp. Project,
  Series 1994 A,
    7.000% 6/1/24                                            3,325         3,398
                                                                          ------
FOOD PRODUCTS (2.9%)
IN Hammond, American Maize
  Products Co., Series 1994,
    8.000% 12/1/24                                           2,000         2,181
LA Port New Orleans Industrial
  Development Continental
  Grain Co., Series 1993,
    7.500% 7/1/13                                            2,000         2,003
MI State Strategic Fund, Michigan
  Sugar Co., Sebewaing Project,
  Series 1998 A,
    6.250% 11/1/15                                           1,000           933
                                                                          ------
                                                                           5,117
                                                                          ------

See notes to financial statements.

November 30, 1999
(In thousands)


MUNICIPAL BONDS (CONTINUED)                                  PAR          VALUE
-------------------------------------------------------------------------------
FOREST PRODUCTS (1.3%)
GA Rockdale County Development
  Authority, Solid Waste Disposal,
  Visy Paper, Inc., Series 1993,
    7.500% 1/1/26                                            $1,800       $1,872
GA Wayne County Development
  Authority, Solid Waste Disposal,
  ITT Royonier, Inc., Series 1990,
    8.000% 7/1/15                                               500          515
                                                                          ------
                                                                           2,387
                                                                          ------
MANUFACTURING (2.1%)
IL Will-Kankakee Regional Development
  Authority,  Flanders Corp./Precisionaire
  Project, Series 1997,
    6.500% 12/15/17                                             940          926
MN Brooklyn Park, TL Systems Corp.,
  Series 1991,
    10.000% 9/1/16                                              495          569
MN Buffalo, Von Ruden
  Manufacturing, Inc., Series 1989,
    10.500% 9/1/14                                              715          742
NV Henderson Public Improvement
  Trust, Dongsung America Co., Inc.,
  Series 1998,
    7.000% 11/1/10 (c)                                          287          238
TN McKenzie Individual Development
  Board, American Lantern Co.,
    10.500% 5/1/16 (c)                                          454          240
VA Small Business Financing
  Authority, Donsung America,
  Series 1998,
    7.250% 11/1/15 (c)                                          156          129
WA Pilchuck Public Development Corp.,
  Goodrich (B.F.) Co. Tramco Project,
  Series 1993,
    6.000% 8/1/23                                               950          874
                                                                          ------
                                                                           3,718
                                                                          ------
METALS & MINING (1.8%)
MD Baltimore County, Bethlehem Steel
  Corp. Project, Series B,
    7.500% 6/1/15                                             2,000        2,065
NV Department of Business &
  Industry, Wheeling-Pittsburgh
  Steel Corp., Series 1999 A,
    8.000% 9/1/14                                               250          242
VA Greensville County Industrial
  Development Authority,
  Wheeling Steel, Series 1999 A:
    6.375% 4/1/04                                                75           73
    7.000% 4/1/14                                               375          349

VA Peninsula Ports Authority, Ziegler
  Coal Project, Series 1997,
    6.900% 5/2/22                                            $  500       $  440
                                                                          ------
                                                                           3,169
                                                                          ------
OIL & GAS (1.0%)
WA Pierce County Economic
  Development Corp., Occidental
  Petroleum Co.,
    5.800% 9/1/29                                             2,000        1,762
                                                                          ------
--------------------------------------------------------------------------------
OTHER (5.5%)
OTHER (0.3%)
MD Baltimore, Park Charles Project,
  Series 1986,
    8.000% 1/1/10                                               540          565
                                                                          ------
REFUNDED/ESCROWED (I) (5.2%)
CA Colton Public Financing Authority,
  Series 1995,
    7.500% 10/1/20                                              980        1,082
CA San Joaquin Hills Transportation
  Corridor Agency, Series 1993,
    (e) 1/1/23                                                5,250        1,323
FL Clearwater Housing Authority,
  Hampton Apartments, Series 1994,
    8.250% 5/1/24                                             1,400        1,613
ID Health Facilities Authority,
  IHC Hospitals, Inc.,
    6.650% 2/15/21                                            1,000        1,092
MA Health & Educational
  Facilities Authority, Corp. for
  Independent Living,
    8.100% 7/1/18                                               580          658
MA Industrial Finance
  Agency, Series 1990,
    9.000% 10/1/20                                              895          945
MN Mille Lacs Capital Improvement
  Authority, Mille Lacs Band of
  Chippewa, Series 1992 A,
    9.250% 11/1/12                                              585          674
NC Lincoln County, Lincoln
  County Hospital,
    9.000% 5/1/07                                               275          312
PA Montgomery County Industrial
  Development Authority, Assisted
  Living Facility, Series 1993A,
    8.250% 5/1/23                                               600          665
TN Shelby County, Health, Education, &
  Housing Facilities Board, Open Arms
  Development Center:
  Series 1992-A,
    9.750% 8/1/19                                               325          422
  Series 1992-C,
    9.750% 8/1/19                                               320          416

See notes to financial statements.


MUNICIPAL BONDS (CONTINUED)                                  PAR          VALUE
-------------------------------------------------------------------------------
REFUNDED/ESCROWED (CONTINUED)
WA Health Care Facilities
  Authority, Grays Harbor Community
  Hospital, Series 1993,
    7.200% 7/1/03                                            $  170       $  175
                                                                          ------
                                                                           9,377
                                                                          ------
--------------------------------------------------------------------------------
OTHER REVENUE (2.7%)
HOTELS (1.1%)
PA Philadelphia Authority for Industrial
  Development, Doubletree Project,
    6.500% 10/1/27                                            2,000        1,953
                                                                          ------
RECREATION (0.5%)
NM Red River Sports Facility,
  Red River Ski Area Project, Series 1998,
    6.450% 6/1/07                                               915          882
                                                                          ------
RETAIL (1.1%)
OH Lake County, North Madison
  Properties, Series 1993,
    8.819% 9/1/11                                               545          599
VA Virginia Beach Development Authority,
  SC Diamond Associates, Inc.,
    8.000% 12/1/10                                            1,210        1,295
                                                                          ------
                                                                           1,894
                                                                          ------
--------------------------------------------------------------------------------
RESOURCE RECOVERY (4.3%)
DISPOSAL (2.9%)
CT Development Authority,
  Sewer Sludge Disposal Facilities
  Revenue:
  NETCO New Haven Residuals,
  Series 1996,
    8.250% 12/1/06                                              840          927
  NETCO Waterbury Ltd., Series 1995,
    9.375% 6/1/16                                             1,400        1,563
MA Industrial Finance Agency:
  Massachusetts Environmental Services,
  Series 1994 A,
    8.750% 11/1/21                                              980          784
  Peabody Monofill Associates, Inc.,
  Series 1995,
    9.000% 9/1/05                                               765          806
UT Carbon County,
  Laidlaw Environmental, Series A,
    7.450% 7/1/17                                             1,000        1,048
                                                                          ------
                                                                           5,128
                                                                          ------
RESOURCE RECOVERY (1.4%)
MA Industrial Finance Agency,
  Ogden Hill Project, Series 1998 A,
    5.500% 12/1/13                                              500          461
PA Delaware County Industrial
  Development Authority, Series A,
    6.200% 7/1/19                                             2,225        2,030
                                                                          ------
                                                                           2,491
                                                                          ------
--------------------------------------------------------------------------------
TAX BACKED (4.3%)
LOCAL GENERAL OBLIGATIONS (0.2%)
CA Roseville Unified High School
  District, Series B,
    (e) 6/1/20 (b)                                          $1,000        $  291
                                                                          ------
SPECIAL NON-PROPERTY TAX (0.5%)
IL Development Finance
  Authority, City of Marion Project,
  Series 1991,
    9.625% 9/15/21                                           1,145           859
                                                                          ------
SPECIAL PROPERTY TAX (3.6%)
CA Carson, Series 1992,
    7.375% 9/2/22                                              920           959
CA Orange County Community
  Facilities District, Ladera Ranch,
  Series 1999 A,
    6.700% 8/15/29                                             300           300
CA Pleasanton Joint Powers Financing
  Reassurement Subordinated Revenue,
  Series 1993-B,
    6.750% 9/2/17                                            1,740         1,784
CA Poway Community Facilities
  District, No. 88-1 Parkway Business
  Center, Series 1998,
    6.750% 8/15/15                                             575           596
FL Lexington Oaks Community
  Development District:
  Series 1998 A,
    6.125% 5/1/19                                              300           288
  Series 1998 B,
    5.500% 5/1/05                                              570           555
FL Northern Palm Beach County
  Improvement District, Series 1999,
    5.900% 8/1/19                                              500           474
FL Orlando, Conroy Road
  Interchange Project, Series 1998 A:
    5.500% 5/1/10                                              125           120
    5.800% 5/1/26                                              500           454
FL Stoneybrook Community
  Development District, Series 1998 B,
    5.700% 5/1/08                                              975           947
                                                                          ------
                                                                           6,477
                                                                          ------
--------------------------------------------------------------------------------
TRANSPORTATION (7.1%)
AIR TRANSPORTATION (2.0%)
IN Indianapolis Airport Authority,
  Federal Express Corp., Series 1994,
    7.100% 1/15/17                                           3,000         3,173
PA Philadelphia Authority for
  Industrial Development, Aero
  Philadelphia, Series 1999,
    5.250% 1/1/09                                              500           467
                                                                          ------
                                                                           3,640
                                                                          ------

See notes to financial statements.

November 30, 1999
(In thousands)


MUNICIPAL (BONDS CONTINUED)                                  PAR          VALUE
-------------------------------------------------------------------------------
AIRPORTS (5.1%)
CO Denver City and County Airport:
  Series A,
    8.500% 11/15/23                                        $    225      $   236
  Series C,
    6.750% 11/15/22 (b)                                         985          995
MN Minneapolis & St. Paul
  Metropolitan Airports Commission,
  Series 1999, IFRN (variable rate),
    6.145% 1/1/22                                             4,900        3,975
NC Charlotte Apartments,
  Series 1999, IFRN (variable rate),
    8.295% 4/20/19 (h)                                        4,000        3,928
                                                                       ---------
                                                                           9,135
                                                                       ---------
--------------------------------------------------------------------------------
UTILITY (15.8%)
INDEPENDENT POWER PRODUCER (5.1%)
NY Port Authority of New York &
  New Jersey,  KIAC Partners,
  Series 1996 IV,
    6.750% 10/1/11                                            2,000        2,108
OH Water Development
  Authority, Bay Shore Power Project,
  Series 1998 A,
    5.875% 9/1/20                                             2,500        2,265
PA Economic Development
  Finance Authority:
  Colver Project, Series D,
    7.150% 12/1/18                                            3,650        3,813
  Northampton Generating, Series A,
    6.500% 1/1/13                                             1,000        1,007
                                                                       ---------
                                                                           9,193
                                                                       ---------
INVESTOR OWNED (2.5%)
CT Development Authority
  Connecticut Light & Power Co.,
  Series 1993 B,
    5.950% 9/1/28                                               300          273
LA Calcasieu Parish Industrial
  Development Board, Entergy Gulf
  States, Inc., Series 1999,
    5.450% 7/1/10                                               500          472
MS Business Finance Corp.,
  Systems Energy Resources Project,
  Series 1998,
    5.875% 4/1/22                                             1,500        1,324
NM Farmington, San Juan Public
  Service Co. Project, Series D,
    6.375% 4/1/22                                             2,000        1,947

OH Water Development
  Authority, Pennsylvania Power Co.,
    8.100% 1/15/20                                         $    500      $   511
                                                                       ---------
                                                                           4,527
                                                                       ---------
MUNICIPAL ELECTRIC (3.7%)
TX Lower Colorado River Authority,
  Series 1999,
    7.400% 5/15/21                                            7,500        6,647
                                                                       ---------
WATER & SEWER (4.5%)
FL Tampa Bay, IFRN,
    7.900% 10/1/29                                            7,500        7,172
LA Public Facility Belmont
  Water Authority,
    9.000% 3/15/24 (j)                                          585          497
MS Five Lakes Utility District,
    8.250% 7/15/24                                              400          320
                                                                         -------
                                                                           7,989
                                                                         -------
TOTAL MUNICIPAL BONDS
(cost of $182,559)(k)                                                    176,472
                                                                         -------
SHORT-TERM OBLIGATIONS (2.0%)
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (l)
IL Galesburg, Knox College,
  Series 1999,
    3.350% 7/1/24                                               500          500
IL Development Finance Authority,
  Ulich Children's Home Project,
    3.900% 4/1/07                                               400          400
IN Hospital Equipment Finance
  Authority, Series A,
    3.900% 12/1/15                                              100          100
MI Farmington Hills Hospital Finance
  Authority, Botsford General Hospital,
  Series 1991 B,
    3.450% 2/15/16                                            1,400        1,400
NM Farmington, Arizona Public
  Service Co., Series 1994 A,
    3.600% 5/1/24                                             1,100        1,100
                                                                       ---------
TOTAL SHORT-TERM OBLIGATIONS                                               3,500
                                                                       ---------
OTHER ASSETS & LIABILITIES, NET (0.9%)                                    (1,608)
                                                                       ---------
NET ASSETS (100.0%)                                                    $ 178,364
                                                                       ---------

NOTES TO INVESTMENT PORTFOLIO:

(a) This is a restricted security which was acquired on August 21, 1998 and August 31, 1998 at an aggregate cost of $1,180. This security represents 0.6% of the Fund's net assets as of November 30, 1999.

(b) These securities, or a portion thereof, with a total market value of $11,336, are being used to collateralize the delayed delivery purchase indicated in note (h) below and open futures contracts.

(c) This issuer is in default of certain debt covenants. Income is not being accrued.

See notes to financial statements.

(d) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, the value of these securities amounted to $4,499 or 2.5% of net assets.

(e)  Zero coupon bond.

(f) This is a restricted security which was acquired on July 30, 1998 at a cost of $746. This security represents 0.4% of the Fund's net assets as of November 30, 1999.

(g) This is a restricted security which was acquired on July 30, 1998 at a cost of $541. This security represents 0.3% of the Fund's net assets as of November 30, 1999.

(h) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement date.

(i) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principal and interest.

(j) This is a restricted security which was acquired on March 22, 1994 at a cost of $585. This security represents 0.3% of the Fund's net assets as of November 30, 1999.

(k)  Cost for federal income tax purposes is $182,565.

(l) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1999.

Short futures contracts open at November 30, 1999:

                                                                   Unrealized
                             Par value                            appreciation/
                            covered by            Expiration      depreciation
    Type                     contracts               month         at 11/30/99
-------------------------------------------------------------------------------
Treasury Bond                 $5,300                 March             $65

               Acronym               Name
                IFRN      Inverse Floating Rate Note


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999
(In thousands except for per share amount and footnotes)

ASSETS
Investments at value (cost $182,559)                $176,472
Short-term obligations                                 3,500
                                                    --------
                                                     179,972

Receivable for:
  Investments sold                      $  8,388
  Interest                                 3,708
  Fund shares sold                           375
Other                                         31      12,502
                                        --------    --------
  Total Assets                                       192,474

LIABILITIES
Payable for:

  Investments purchased                   12,822
  Distributions                              682
  Fund shares repurchased                    408
  Variation margin on futures                 18
Accrued:
  Management fee                              85
  Transfer Agent fee                          30
  Bookkeeping fee                              6
  Deferred Trustees fee                        5
Other                                         54
                                        --------
  Total Liabilities                                   14,110
                                                    --------

NET ASSETS                                          $178,364
                                                    ========
Net asset value & redemption price per share --
  Class A ($64,458/6,724)                           $   9.59(a)
                                                    ========
Maximum offering price per share --
  Class A ($9.59/0.9525)                            $  10.07(b)
                                                    ========
Net asset value & offering price per share --
  Class B ($110,939/11,572)                         $   9.59(a)
                                                    ========
Net asset value & offering price per share --
  Class C ($2,967/309)                              $   9.59(a)
                                                    ========

COMPOSITION OF NET ASSETS
Capital paid in                                     $189,036
Overdistributed net investment income                   (445)
Accumulated net realized loss                         (4,205)
Net unrealized appreciation (depreciation) on:
  Investments                                         (6,087)
  Open futures contracts                                  65
                                                    --------
                                                    $178,364
                                                    ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

For the year ended November 30, 1999
(In thousands)

INVESTMENT INCOME
Interest                                                    $ 12,671

EXPENSES
Management fee                                   $ 1,106
Service fee                                          488
Distribution fee -- Class B                          943
Distribution fee -- Class C                           25
Transfer agent fee                                   313
Bookkeeping fee                                       78
Trustees fee                                          19
Custodian fee                                          3
Audit fee                                             58
Legal fee                                             22
Registration fee                                      53
Reports to shareholders                               26
Other                                                 53
                                                 -------
                                                   3,187

Fees waived by the Distributor -- Class C             (5)      3,182
                                                 -------    --------
     Net Investment Income                                     9,489
                                                            --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                       (758)
  Closed futures contracts                        (1,012)
                                                 -------
     Net realized loss                                        (1,770)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                    (17,242)
  Open futures contracts                            (144)
                                                 -------
     Net change in unrealized appreciation/
     depreciation                                            (17,386)
                                                            --------
       Net Loss                                              (19,156)
                                                            --------
Decrease in Net Assets from Operations                     $  (9,667)
                                                            ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

(In thousands)

                                                               YEARS ENDED
                                                               NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                           1999         1998
--------------------------------------------------------------------------------
Operations:
Net investment income                                    $   9,489    $   9,522
Net realized gain (loss)                                    (1,770)       4,432
Net change in unrealized appreciation/depreciation         (17,386)         375
                                                         ---------    ---------
  Net Increase (Decrease) from Operations                   (9,667)      14,329
Distributions:
From net investment income -- Class A                       (3,564)      (3,168)
In excess of net investment income -- Class A                   --          (87)
From net investment income -- Class B                       (5,760)      (6,290)
In excess of net investment income -- Class B                   --         (172)
From net investment income -- Class C                         (160)         (64)
In excess of net investment income -- Class C                   --           (2)
                                                         ---------    ---------
                                                           (19,151)       4,546
                                                         ---------    ---------
Fund Share Transactions:
Receipts for shares sold -- Class A                         21,332       22,822
Value of distributions reinvested -- Class A                 1,688        1,460
Cost of shares repurchased -- Class A                      (16,678)     (13,666)
                                                         ---------    ---------
                                                             6,342       10,616
                                                         ---------    ---------
Receipts for shares sold -- Class B                         20,850       18,931
Value of distributions reinvested -- Class B                 2,640        2,939
Cost of shares repurchased -- Class B                      (31,059)     (36,706)
                                                         ---------    ---------
                                                            (7,569)     (14,836)
                                                         ---------    ---------
Receipts for shares sold -- Class C                          2,470        2,628
Value of distributions reinvested -- Class C                   107           46
Cost of shares repurchased -- Class C                       (1,904)        (406)
                                                         ---------    ---------
                                                               673        2,268
                                                         ---------    ---------
  Net Decrease from Fund Share
     Transactions                                             (554)      (1,952)
                                                         ---------    ---------
     Total Increase (Decrease)                             (19,705)       2,594

NET ASSETS
Beginning of period                                        198,069      195,475
                                                         ---------    ---------
End of period (net of overdistributed
  net investment income of $445 and
  $461, respectively)                                    $ 178,364    $ 198,069
                                                         ---------    ---------

                                                                 YEARS ENDED
                                                                 NOVEMBER 30,
NUMBER OF FUND SHARES                                         1999        1998
--------------------------------------------------------------------------------
Sold -- Class A                                               2,086       2,165
Issued for distributions reinvested -- Class A                  166         139
Repurchased -- Class A                                       (1,647)     (1,297)
                                                             ------      ------
                                                                605       1,007
                                                             ------      ------
Sold -- Class B                                               2,019       1,798
Issued for distributions reinvested -- Class B                  259         280
Repurchased -- Class B                                       (3,056)     (3,489)
                                                             ------      ------
                                                               (778)     (1,411)
                                                             ------      ------
Sold -- Class C                                                 239         250
Issued for distributions reinvested -- Class C                   10           4
Repurchased -- Class C                                         (188)        (39)
                                                             ------      ------
                                                                 61         215
                                                             ------      ------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 1999

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Colonial High Yield Municipal Fund (The Fund), a series of Liberty Funds Trust IV, formerly Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro-rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund and Colonial Tax-Exempt Insured Fund as follows:

AVERAGE NET ASSETS                             ANNUAL FEE RATE
--------------------------------------------------------------
First $1 billion                                    0.60%
Next $2 billion                                     0.55%
Next $1 billion                                     0.50%
Over $4 billion                                     0.45%

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

November 30, 1999

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended November 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $37,013 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $4,025, $326,421 and $5,577 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended November 30, 1999, purchases and sales of investments, other than short-term obligations were $94,087,391 and $95,242,519, respectively.

Unrealized appreciation (depreciation) at November 30, 1999, based on cost of investments for federal income tax purposes was approximately:

Gross unrealized appreciation                    $ 3,759,000
Gross unrealized depreciation                     (9,852,000)
                                                 -----------
  Net unrealized depreciation                    $(6,093,000)
                                                 ===========

CAPITAL LOSS CARRYFORWARDS:

At November 30, 1999, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION                   CAPITAL LOSS CARRYFORWARD
--------------------------------------------------------------
      2003                                   $  684,000
      2005                                    1,526,000
      2007                                    1,932,000
                                             ----------
                                             $4,142,000
                                             ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1999.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                 YEAR ENDED NOVEMBER 30, 1999
                                               CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.580     $ 10.580     $10.580
                                               -------     --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.546        0.470       0.485(a)
Net realized and unrealized loss                (0.991)      (0.991)     (0.991)
                                               -------     --------     -------
Total from Investment Operations                (0.445)      (0.521)     (0.506)
                                               -------     --------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.545)      (0.469)     (0.484)
                                               =======     ========     =======
NET ASSET VALUE, END OF PERIOD                 $ 9.590     $  9.590     $ 9.590
                                               =======     ========     =======
Total return (b)                                (4.36%)      (5.08%)     (4.94%)(c)
                                               =======     ========     =======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                     1.13%        1.88%       1.73%(a)
Net investment income (d)                        5.35%        4.60%       4.75%(a)
Portfolio turnover                                 50%          50%         50%
Net assets at end of period (000)              $64,458     $110,939     $ 2,967

(a) Net of fees waived by the Distributor which amounted to $0.015 per share and 0.15%.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

All of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                                                 YEAR ENDED NOVEMBER 30, 1998
                                               CLASS A      CLASS B    CLASS C
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.340     $ 10.340    $10.340
                                               -------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.561        0.480      0.496(a)
Net realized and unrealized gain                 0.260        0.260      0.260
                                               -------     --------    -------
Total from Investment Operations                 0.821        0.740      0.756
                                               -------     --------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.565)      (0.487)    (0.502)
In excess of net investment income              (0.016)      (0.013)    (0.014)
                                               -------     --------    -------
Total Distributions Declared to Shareholders    (0.581)      (0.500)    (0.516)
                                               =======     ========    =======
NET ASSET VALUE, END OF PERIOD                 $10.580     $ 10.580    $10.580
                                               =======     ========    =======
Total return (b)                                 8.11%        7.29%      7.45%(c)
                                               =======     ========    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                     1.07%        1.82%      1.67%(a)
Net investment income (d)                        5.37%        4.62%      4.77%(a)
Portfolio turnover                                 36%          36%        36%
Net assets at end of period (000)              $64,749     $130,691    $ 2,629

(a) Net of fees waived by the Distributor which amounted to $0.016 per share and 0.15%.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      YEAR ENDED NOVEMBER 30, 1997
                                                   CLASS A      CLASS B    CLASS C (a)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.160     $ 10.160      $10.320
                                                   -------     --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.592        0.516        0.176
Net realized and unrealized gain                     0.188        0.188        0.018(b)
                                                   -------     --------      -------
Total from Investment Operations                     0.780        0.704        0.194
                                                   -------     --------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.594)      (0.518)      (0.174)
In excess of net investment income                  (0.006)      (0.006)          --
                                                   -------     --------      -------
Total Distributions Declared to Shareholders        (0.600)      (0.524)      (0.174)
                                                   -------     --------      -------
NET ASSET VALUE, END OF PERIOD                     $10.340     $ 10.340      $10.340
                                                   =======     ========      =======
Total return (c)                                     7.95%        7.15%        1.90%(d)
                                                   =======     ========      =======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                         1.11%        1.86%        1.72%(f)
Net investment income (e)                            5.83%        5.08%        5.14%(f)
Portfolio turnover                                     23%          23%          23%
Net assets at end of period (000)                  $52,847     $142,287      $   341

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)  Annualized.

                                                           YEAR ENDED NOVEMBER 30,
                                                        1996                     1995
                                                CLASS A     CLASS B      CLASS A     CLASS B
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.230    $ 10.230      $ 9.330    $  9.330
                                                -------    --------      -------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.624       0.548        0.656       0.583
Net realized and unrealized gain (loss)          (0.051)     (0.051)       0.912       0.912
                                                -------    --------      -------    --------
Total from Investment Operations                  0.573       0.497        1.568       1.495
                                                -------    --------      -------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.643)     (0.567)      (0.668)     (0.595)
                                                -------    --------      -------    --------
NET ASSET VALUE, END OF PERIOD                  $10.160    $ 10.160      $10.230    $ 10.230
                                                =======    ========      =======    ========
Total return (a)                                  5.86%       5.07%       17.28%      16.42%
                                                =======    ========      =======    ========
RATIOS TO AVERAGE NET ASSETS
Expenses (b)                                      1.10%       1.85%        1.17%       1.92%
Net investment income (b)                         6.19%       5.44%        6.67%       5.92%
Portfolio turnover                                   8%          8%          26%         26%
Net assets at end of period (000)               $37,420    $145,200      $17,997    $137,893

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST IV (FORMERLY COLONIAL TRUST IV) AND THE SHAREHOLDERS OF COLONIAL HIGH YIELD MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Municipal Fund (a series of Liberty Funds Trust IV, formerly Colonial Trust IV) at November 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1999 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2000

                      This page left intentionally blank.

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------
TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial High Yield Municipal Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Municipal Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


ANNUAL REPORT:
COLONIAL HIGH YIELD MUNICIPAL FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

                                    LIBERTY
                                    -------
                                     FUNDS

ALL-STAR         Institutional money management approach for individual investors.

COLONIAL         Fixed income and value style equity investing.

CRABBE
HUSON            A contrarian approach to fixed income and equity investing.

NEWPORT          A leader in international investing.(SM)

STEIN ROE
ADVISOR          Growth style equity investing.

[KEYPORT LOGO]   A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

COLONIAL HIGH YIELD MUNICIPAL FUND ANNUAL REPORT

[LIBERTY FUNDS LETTERHEAD]

                                 -------------
                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                 HOLLISTON, MA
                                 PERMIT NO. 20
                                 -------------

                                                  HM-02/265I-1199 (1/00) 99/1605